As filed with the Securities and Exchange Commission on December 31, 2003
Securities Act File No. 333-49241
Investment Company Act File No. 811-09174
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ___ Post-Effective Amendment No. 8	[ ] [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 9	[X]
(Check appropriate box or boxes)
AEGIS VALUE FUND, INC. (Exact Name of Registrant as Specified in Charter)
1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201 (Address of Principal Executive Offices)
Registrant's Telephone Number: (703) 528-7788
Mr. William S. Berno 1100 North Glebe Road, Suite 1040 Arlington, Virginia 22201 (Name and Address of Agent for Service)
With Copies to:
Patrick W.D. Turley, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006

It is proposed that this filing become effective (check appropriate box):
[X] [ ] [ ] [ ] [ ] [ ]

Immediately upon filing pursuant to paragraph (b).

60 days after filing pursuant to paragraph (a)(1).

75 days after filing pursuant to paragraph (a)(2).

on (date) pursuant to paragraph (b).

on (date) pursuant to paragraph (a)(1).

on (date) pursuant to paragraph (a)(2) of Rule 485.

Aegis Value Fund, Inc.

Prospectus
December 31, 2003

This Prospectus contains important information about the Fund that you should know before investing. Please read it carefully and retain it for future reference.

The Aegis Value Fund seeks to achieve long-term capital appreciation through a strategy of value investing in a portfolio of common stocks.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

About the Fund

Goals and Strategies
Principal Risks
Performance
Fees and Expenses
Additional information About the Fund's
   Investment Strategies and Risks
   Management of the Fund

About Your Account

How to Purchase Shares
How to Redeem Shares
Dividends and Distributions
Tax Consequences of Investment
Shareholder Accounts and Services
Financial Highlights
For More Information

AEGIS VALUE FUND, INC.
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
Phone:  800-528-3780
Fax:  703-528-1395
www.aegisvaluefund.com

Aegis Value Fund, Inc.

Goal and Strategies

GoalThe Fund's principal investment goal is to seek long-term capital appreciation.

Principal Investment Strategy The Fund invests primarily in domestic common stocks that are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow. This strategy is commonly known as a "deep value" investment strategy. Also, the Fund focuses on investing in stocks of relatively smaller companies. The Fund may also invest in foreign stocks and preferred stocks. The Fund manager may hold a portion of the portfolio in cash or cash equivalent securities.

Who Might Want to Invest? The Fund is an appropriate investment for investors seeking diversified participation in "deep value" stocks of relatively smaller companies. Investors in the Fund should be seeking long-term capital appreciation. The Fund can be used in both regular accounts and in retirement accounts. While the Fund will be diversified by investing in many companies, Fund investors should be comfortable with the higher company-specific risks associated with "deep value" investments. In addition, the smaller company emphasis of the Fund may result in higher price volatility versus mutual funds that invest in larger companies. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

The fundamental investment policies of the Fund are provided in the Statement of Additional Information. These fundamental policies cannot be changed without the approval of "a majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940. For more information, please refer to the Statement of Additional Information.

Principal Risks

Because the securities held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down. This means that you could lose money over short or extended periods of time, or even permanently. Before investing in this Fund, you should carefully consider all risks of investing in: stocks in general, investing in "deep value" stocks, investing in stocks of smaller companies, and investing in a managed fund. Please refer to the section of the Prospectus titled "Additional Information About the Fund's Investment Strategies and Risks".

Performance

Performance The bar chart and table on the following page show the variability of Fund returns, which is one indication of the risks of investing in the Fund. The bar chart shows total returns of the Fund for each full calendar year since inception. The table shows average annual total returns of the Fund for different calendar periods compared to returns of a broad-based market index. Note: Past performance (before or after taxes) is not an indication of how the Fund will perform in the future.

Best and Worst Quarterly Returns The best quarterly return of the Fund was the quarter ending June 30, 2003: +21.01%. The worst quarterly return was the quarter ending September 30, 2002: -9.24%.

Note: The total return of the Fund year-to-date through September 30, 2003 was 24.01%, and the total return of the Russell 2000 Value Index was 25.49% for the same period.

Aegis Value Fund Performance History for
Calendar Years Ending December 31st

9.56%	14.74%	42.66%	1.35%
1999	2000	2001	2002

Table: Average Annual Total Returns
As of December 31, 2002

Aegis Value Fund:

	1 Year	Life of Fund
Return Before Taxes	1.35%	13.55%
Return After Taxes on Distributions[1]	-0.13%	11.02%
Return After Taxes on Distributions and Sale of Fund Shares[1]	0.87%	9.93%
Russell 2000 Value Index[2] (index reflects no deduction for fees, expenses, or taxes)	-11.42%	1.37%

1After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown. These after-tax returns do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as 401(k) plans or individual retirement accounts. All Fund performance data assumes reinvestment of dividends and capital gains distributions.

2The Russell 2000 Value Index is a portfolio of stocks selected from among the smaller companies in the Russell 3000 universe. Generally, it includes stocks in relatively smaller companies with below-average price/book ratios and earnings growth rates. Precise information on index construction can be found through the Frank Russell Company (http://www.Russell.com). Performance data for the index include reinvested dividends. Note: One cannot invest directly in an index, nor is an index representative of the Fund portfolio. All Fund performance assumes reinvestment of dividends and capital gain distributions.

Source of index-related data: Frank Russell Company.

Fees and Expenses

Summary of Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment) Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.36%*
Total Annual Fund Operating Expenses (before waivers)	1.56%*
Fee Waivers and/or Expense Reimbursement	0.06%*
Net Expenses	1.50%*

*The Advisor has entered into an expense limitation agreement with the Fund in order to limit the "Total Annual Fund Operating Expenses" of the Fund to 1.50% of the average daily net assets of the Fund for the current fiscal year. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the "Total Annual Fund Operating Expenses" of the Fund to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:
1 Year	3 Years	5 Years	10 Years
$154	$504	$884	$2,011

Your cost would be the same as stated above if you did not redeem your shares (there are no redemption fees for this Fund).

The following graph shows the performance of a $10,000 investment in the Fund from inception through August 31, 2003.

Average annual total returns for the period ended August 31, 2003:
	1 Year	5 Years	Life of Fund (May 15, 1998)
Aegis Value Fund	23.69%	21.75%	16.00%
Russell 2000 Value Index	23.68%	12.32%	5.86%

Past performance does not predict future performance.

The table and line graph above do not reflect the deduction of taxes that a shareholder may be required to pay on fund distributions or the redemption of fund shares.

Additional Information About the Fund's Investment Strategies and Risks

Additional Information: Investment Strategies

The Fund invests primarily in domestic common stocks that are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenue, or cash flow. This strategy is commonly known as a "deep value" investment strategy. For example, if the broad market averages are priced at three times book value and fourteen times cash flow, the Fund will focus on securities priced at less than three times book value and/or less than fourteen times cash flow.

Frequently, securities that the Fund purchases may have become undervalued due to industry downturns and/or company-specific factors such as unfavorable news or other negative developments. The Fund will often invest in companies that are striving to recover from such industry downturns or business setbacks (commonly known as "turnaround situations").

When evaluating investments, the Fund manager generally gives substantial weight to balance sheet strength and the ability of the underlying business to generate cash flows in the long-term (e.g., three to five years or more). Typically, the evaluation gives less weight to quarterly and/or recently reported earnings per share. A typical investment analysis focuses on long-term "intrinsic value", meaning the ability of the underlying company to produce cash from operational activities or from the sale of assets. The Fund may purchase or hold securities of companies that have minimal earnings per share, or are reporting losses, if the Fund manager believes that the securities are trading at a significant discount to their longer-term intrinsic value.

The Fund frequently invests in stocks of relatively smaller companies. The market capitalization (the value of all outstanding stock) of such companies is less than $1 billion. The Fund may invest in preferred stocks, and may invest up to 10% of its assets in securities of foreign companies. The Fund manager may hold a portion of the portfolio in cash or cash equivalent securities.

Additional Information: Risks

Risks of Investing in Common Stocks Common stock prices can fluctuate over a wide range in the shorter term or over extended periods of time. These price fluctuations may result from factors affecting individual companies, industries, or the securities markets as a whole.

Risks of Value-Oriented Investment Strategies Value-oriented investment strategies bring specific risks to a common stock portfolio. Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks. Cyclical stocks may tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also lose value more quickly during economic downturns. The Fund may invest in companies that are reporting poor earnings. These companies may have difficulty retaining existing customers and suppliers, or have difficulty attracting new customers. In addition, these companies may have difficulty generating sufficient cash flow and obtaining required financing to maintain or expand their business operations. In some cases, these companies may face bankruptcy proceedings.

The stock market may also have investment cycles when value-oriented mutual funds significantly underperform funds with other investment strategies (such as "growth"-oriented mutual funds).

Risks of Investing in Smaller Companies The Fund's purchases of securities of smaller companies bring specific risks. Historically, smaller company securities have been more volatile in price than larger company securities, especially in the shorter term. Such companies may not be well-known to the investing public, may not have significant institutional ownership or analyst coverage. These and other factors may contribute to higher volatility in prices.

Smaller companies sometimes have limitations in the diversification of product lines, management depth, financial resources and market share. Therefore, smaller companies can be more vulnerable to adverse business or economic developments, and as a result their shares may involve considerably more risk than shares of larger and more seasoned companies.

The purchase and sale of smaller company securities may have a greater impact on market prices than would be the case with larger capitalization stocks. In addition, these securities may have lower trading volumes and wider market spreads between bid and ask prices than the shares of larger companies. Therefore, the cost of trading large amounts of these securities may be relatively higher than the cost of trading large amounts of large company securities.

Risks of a Managed Fund Performance of individual securities can vary widely. The investment decisions of the portfolio manager of the Fund may cause the Fund to underperform benchmark indexes. The Fund may also underperform other mutual funds with similar investment strategies. The manager of the Fund may be incorrect in an assessment of a particular industry or company, or the manager may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goal.

Risks of Political and International Crises From time to time, major political, international or military crises may occur which could have a significant effect on economic conditions and the financial markets. In recent times, such events have caused the closure of the American stock markets for several days, triggered periods of very high financial market volatility, and have altered the future political, military, and economic outlook on a global scale. Such crises and events, depending on their timing, location and scale, could severely impact the operations of the Fund. These events could also harm the value of the portfolio securities in the Fund and possibly harm the ability of the manager to operate the Fund, thereby increasing the potential of losses in the Fund.

More detailed information about the Fund, its investment policies, risks and management can be found in the Statement of Additional Information (SAI).

Management of the Fund

Investment Advisor Berno, Gambal & Barbee, Inc. ("BGB"), 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201, is the investment advisor of the Fund. The firm, which has operated as a registered investment advisor since 1994, manages private account portfolios and has served as the portfolio manager of the Fund since its inception May 15, 1998.

Portfolio Manager Scott L. Barbee, Chartered Financial Analyst, is the lead portfolio manager of the Fund and a Managing Director of BGB. He joined BGB in 1997. Mr. Barbee has over eight years of experience in the securities industry. He was a founding director and officer of the Fund and has been a lead manager of the Fund since its inception. Mr. Barbee graduated from Rice University in 1993 and received an MBA degree from the Wharton School at the University of Pennsylvania in 1997.

Advisor Compensation The Fund pays its investment advisor a fee of 1.20% to manage the Fund portfolio. For the fiscal year ended August 31, 2003, the Fund paid BGB an advisory fee of 1.20% of the average net assets of the Fund.

Fund Administrator BGB Fund Services, Inc., an affiliate of BGB, provides the Fund with various administrative and shareholder-related services. BGB Fund Services oversees the day-to-day administration and operations of the Fund and provides transfer agency and related shareholder administrative services. Pursuant to a Fund Services Agreement, the Fund pays BGB Fund Services a fee equal on an annual basis to 0.25% of the average daily net assets of the Fund for these services.

Purchasing and Redeeming Fund Shares

How to Purchase Shares Shares of the Fund may be purchased directly from the Fund, or through an existing brokerage account held by the investor if the broker has an agreement with the Fund. The Fund reserves the right to reject any specific purchase order, and the right to suspend the offering of Fund shares to new or existing investors. You may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.

The minimum initial investment in the Fund is $10,000, although for IRA accounts the minimum initial investment is $3,000. The minimum subsequent purchase amount is $1,000. The Fund reserves the right to change its investment minimums at any time.

The price paid for Fund shares is the net asset value per share (NAV) next determined following the receipt of the purchase order in proper form by the Fund. "Proper form" is defined as including all required account information and payment, or instructions for payment by wire or from a broker. Any purchase orders or funds received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will be processed at the next business day's closing NAV.

All shares (including reinvested dividends and distributions) are issued in full and fractional shares rounded to the third decimal place. No share certificates will be issued except for shareholders who are required by regulation to hold certificates. Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the investor's brokerage firm or by the Fund, as the case may be. Any transaction in an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder.

Calculation of Net Asset Value The Fund's net asset value per share (NAV) is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for business. The NAV is determined by dividing the total closing market value of the Fund assets (i.e., portfolio investments, cash, other assets and accrued income), less Fund liabilities (i.e., accrued expenses and other liabilities), by the number of outstanding shares of the Fund.

In determining the NAV, securities listed on an exchange or the NASDAQ National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made, or, if no sale is reported for that day, at their closing bid price for listed securities and at the average of their bid and ask prices for NASDAQ securities.

Quotations are taken from the market where the security is primarily traded. Securities for which market quotations are not readily available may be carried at their fair value as determined in good faith under procedures established and supervised by the Board of Directors.

Purchasing Shares Through A Brokerage Some brokers have agreements with the Fund to offer Fund shares. Brokers may charge transaction fees for purchases and sales of the Fund. Contact your broker for additional information regarding availability of the Fund and any transaction fees they may charge for Fund purchases. Note: To permit investors to obtain the current price, brokers are responsible for transmitting all orders to the Fund promptly.

Direct Investment-Opening an Account To purchase shares directly from the Fund, an Account Application must be completed and signed. Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians. Please visit the Fund website at http://www.aegisvaluefund.com or call the Fund at (800) 528-3780 to obtain the correct Account Application.

 IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means for you:When you open an account, we will ask for your name, address, date of birth, Social Security number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

To open an account at the Fund by mail, simply complete and return the appropriate Account Application with a check made payable to Aegis Value Fund. If you have any questions about the Fund or need assistance with your application, please call the Fund at (800) 528-3780. Certain types of investors, such as trusts, corporations, associations, partnerships or estates may be required to furnish additional documents when they open an account. These documents may include corporate resolutions, trust, will, and partnership documents, trading authorizations, powers of attorney, or other documents. Account Application(s) and checks should be mailed to:

Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

Note: Unless specified differently, accounts with two or more owners will be registered as "joint tenants with rights of survivorship". To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

To open an account at the Fund and wire money for the initial investment, please complete and sign an Account Application, and before wiring the money, contact the Fund to provide your name and the name of the bank from which you are wiring money. You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Money should be wired to:

UMB Bank, N.A.
ABA#101-000-695
FBO: Aegis Value Fund
Account # 9871062775
(Also include your name in the wiring instructions)

Direct Investment-Purchasing Additional Shares To add money to an existing account at the Fund, make your check payable to Aegis Value Fund, indicate your account number on the check, and mail it to the Fund at the above address. You may also wire money to UMB bank per the instructions immediately preceding this paragraph. Prior to wiring money to purchase additional shares of the Fund, please contact the Fund to provide your name, Fund account number, and the name of the bank from which you are wiring money.

Additional Information Regarding Direct Purchases All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept a check endorsed over by a third party. A charge of $25.00 will be imposed if any check used for the purchase of shares is returned unpaid. Investors who purchase Fund shares by check may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

Direct Investment-Redeeming Shares Account holders may redeem shares as described below on any day the Fund is open for business. Shares will be redeemed at the next determined NAV after the Fund receives the redemption request in good form. Redemption requests received after the close of trading on the New York Stock Exchange will be processed at the closing NAV for the following business day. Redemption requests must be in writing and sent to the Fund via mail or fax.

To redeem shares from your Fund account, send a request in good form to the Fund at:

Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201|
Fax: (703) 528-1395

A request "in good form" must include the following:
1.	The name of the Fund and the shareholder account number
2.	The amount of the transaction (specified in dollars or shares)
3.

Signatures of all owners, exactly as they are registered on the account
Note: For redemptions with a value greater than $25,000, all shareholder signatures must be guaranteed.
Each shareholder signature for redemptions larger than $25,000 must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes FDIC-insured banks, most securities firms, most credit unions, or other eligible guarantor. A notary public is not an acceptable guarantor.

4.	Share certificates, if held by the shareholder
5.	Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts

If you have any questions about what is required for your redemption request, please call the Fund at (800) 528-3780. The Fund does not accept telephone redemptions of shares.

Payment will normally be made by the Fund within one business day, but not later than seven calendar days after receipt of the redemption request. However, payment of redemption proceeds for recently purchased shares may be delayed until the purchase check has cleared, or up to fifteen days from the date of purchase, whichever occurs first.

In unusual circumstances, the Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

If a shareholder redeems shares of the Fund with the assistance of a broker-dealer, he or she should be aware that there may be a charge to the shareholder for such services.

You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have an agreement with the Fund. The transfer will be processed after the Fund receives authorization in proper form from your delivering securities dealer.

Additional Information Regarding Redemptions

The Fund Reserves the Right to Redeem In Kind. The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940. More information on redemption in kind is available in the Statement of Additional Information.

Retirement Distributions. A request for distribution from an IRA or other retirement account may be delayed by the Fund pending proper documentation and ascertaining the withholding requirement applicable to the distribution. If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and that the shareholder understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

Wire Transfer of Redemption Proceeds. Shareholders can request to have redemption proceeds wired to a specified bank account, but full and complete wire instructions must be included in the written redemption request. The custodian of the Fund will charge a fee to make the wire transfer.

Account Minimum. The Fund requires that a shareholder maintain a minimum of $1,000 in an account to keep the account open. The Fund may, upon 30 days prior written notice to a shareholder, redeem shares in any account other than a retirement account if the account has an asset value less than $1,000.

Responsibility for Fraud. The Fund will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please protect your account information and keep it private. Contact the Fund immediately about any transactions you believe to be unauthorized.

Dividends and Distributions

The Fund expects to declare and pay income dividends annually, generally in December, representing substantially all of the net investment income of the Fund. Capital gains, if any, may be distributed annually by the Fund, also generally in December. The amount of the distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder of the Fund on the record date. The record dates for the Fund distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of existing Fund shares by the amount of the distribution, and the amount of the distribution may be taxable.

Distributions may be taken in cash or in additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless a shareholder has elected, by written notice to the Fund, to receive dividends and capital gain distributions in cash.

Tax Consequences of Investment

Generally, distributions from the net investment income of the Fund and short-term capital gains are treated as dividends for tax purposes, and long-term capital gain distributions are treated as long-term capital gains, regardless of how long shares have been held.

Distributions from the Fund are taxable when paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each January, the Fund or your custodian broker will mail a statement that shows the tax status of the distributions you received for the previous year.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%. Note: distributions of earnings from dividends paid by certain "qualified foreign corporations" may also qualify for lower tax rates.

A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Taxation Upon Sale of Shares

The redemption of shares of the Fund is a taxable event, and a shareholder may realize a capital gain or a capital loss. The Fund or your custodian broker will report to redeeming shareholders the proceeds of their sales. The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares. The Fund is not responsible for computing your capital gains or capital losses on the redemption of shares.

Fund distributions and gains from the sale of Fund shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and state tax. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

Backup Withholding

By law, some Fund shareholders may be subject to tax withholding on reportable dividends, capital gains distributions, and redemption proceeds. Generally, shareholders subject to this "backup withholding" will be those for whom a taxpayer identification number is not on file with the Fund; or who, to the Fund's knowledge, have furnished an incorrect number; or from whom the IRS has instructed the Fund to withhold tax. In order to avoid this withholding requirement, you must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

Shareholder Accounts and Services

Account Information

The Fund will establish an account for each shareholder purchasing shares directly from the Fund, and send written confirmation of the initial purchase of shares and any subsequent transactions. When there is any transaction in the shareholder account, such as a purchase, redemption, change of address, reinvestment of dividends and distributions, or withdrawal of share certificates, a confirmation statement will be sent to the shareholder giving complete details of the transaction.

Annual Statements

The Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions. The Fund will also provide year-end tax information mailed to the shareholder by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

Fund Reports

The financial statements of the Fund with a summary of portfolio composition and performance, along with the management's letter to shareholders, will be mailed to each shareholder twice a year.

Automatic Reinvestment

Unless the shareholder elects to receive cash distributions, dividends and capital gains distributions will automatically be reinvested without charge in additional shares of the Fund. Such distributions will be reinvested at the net asset value determined on the dividend or distribution payment date in full and fractional shares rounded to the third decimal place.

Fund Website

The Fund maintains a website for current and prospective investors which contains information about the Fund and its history. The Fund's website address is http://www.aegisvaluefund.com. The website allows investors to download Fund documents, view the daily share price and performance history, contact the Fund via e-mail, and provides links to other websites for additional information.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Information for the years ended August 31, 2003 and August 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Information for all prior years was audited by the Fund's former independent auditors.

For the year ended August 31
	2003	2002	2001	2000	1999
Per share data:
Net asset value - beginning of period	$12.99	$12.12	$9.72	$10.87	$8.21

Income from investment operations-
Net investment income	0.04	0.01[2]	0.09	0.23	0.16
Net realized and unrealized gain (loss) on investments	2.92	0.91	3.25	0.47	2.62
Total from investment operations	2.96	0.91	3.34	0.70	2.78

Less distributions declared to shareholders
Net investment income	(0.02)	-- [3]	(0.18)	(0.15)	(0.08)
Net realized capital gains	(0.49)	(0.04)	(0.76)	(1.70)	(0.04)
Total distributions	(0.51)	(0.04)	(0.94)	(1.85)	(0.12)

Net asset value - end of period	$15.44	$12.99	$12.12	$9.72	$10.87

Total investment return	23.69%	7.50%	37.82%	8.86%	33.86%

Ratios (to average net assets)/supplemental data:
Expenses after reimbursement and	1.50% [1]	1.50% [1]	1.50%	1.50%	1.50%
fees paid indirectly
Expenses before reimbursement and	1.56%	1.54%	2.27%	2.82%	2.62%
fees paid indirectly
Net investment income	0.31%	0.04%	0.89%	2.22%	1.46%
Portfolio turnover	15%	29%	10%	50%	33%

Net assets at end of period (000's)	$294,199	$154,707	$23,202	$1,520	$1,481

1 Ratio after expense reimbursement, before fees paid indirectly, is 1.51% in 2003 and 1.52% in 2002
2 Based on average shares outstanding during the period
3 Less than $0.01

AEGIS VALUE FUND, INC.
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
Phone: (800) 528-3780
Fax: (703) 528-1395
Internet: www.aegisvaluefund.com

FOR MORE INFORMATION:

You can learn more about the Aegis Value Fund in the following documents:

Annual/Semi-Annual Report to Shareholders

The annual shareholder report includes a discussion of recent market conditions and Fund investment strategy, financial statements, detailed performance information, portfolio holdings, and the auditor's report. Semi-annual reports provide unaudited financial statements.

Statement of Additional Information (SAI)

The Statement of Additional Information (SAI) contains more information about the Fund, its investments and policies. It is incorporated by reference (and is legally a part of this prospectus).

For a free copy of the current Annual Report, Semi-Annual Report or the SAI, please call the Fund at (800) 528-3780 or visit the Fund website at www.aegisvaluefund.com.

You can also obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file # 811-9174

AEGIS VALUE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 31, 2003

This Statement of Additional Information supplements the current Prospectus of Aegis Value Fund, Inc. (the "Fund") dated December 31, 2003. This Statement of Additional Information does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201 (800) 528-3780. Please retain this document for future reference.

Table of Contents

Fund History

Description of the Fund and Its Investments and Risks

Risk Factors and Special Considerations

Management of the Fund

Proxy Voting Policy

Principal Holders of Shares

Investment Advisory Services

Distributor

Fund Administrator and Transfer Agent

Custodian

Independent Public Accountants

Brokerage Allocation

Capital Stock and Other Securities

Purchase, Redemption and Pricing of Shares

Tax Status

Calculation of Performance Data

Financial Statements

Fund History

Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations on May 15, 1998. A board of five directors is responsible for overseeing the Fund's affairs.

Description of the Fund and Its Investments and Risks

The Fund is an open-end, diversified investment management company. Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a "no-load" mutual fund.

The following investment policies and limitations supplement those set forth in the Fund's prospectus. As stated in the prospectus, the Fund's investment objective is to seek long-term capital appreciation through a strategy of value investing in common stocks. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations. It should be noted that Items 8 and 9 regarding illiquid investments and borrowing will be applied at all times, and not just at the initial time of the transaction.

The Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting the Fund.
The Fund may not, as a matter of fundamental policy:
1)

With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

2)	Invest more than 25% of its total assets in securities or issuers in any one industry. This restriction does not apply to U.S. government securities.
3)	Purchase more than 10% of the outstanding voting securities, or any class of securities of any one issuer.
4)	Purchase securities on margin. (But the Fund may obtain such short-term credits as may be necessary for the clearing of securities trades.)
5)	Engage in any stock option strategy, whether listed or over-the-counter options.
6)	Make short sales of securities.
7)

Invest in real property, real estate limited partnerships, or oil, gas or mineral exploration and development programs; although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate, oil, gas or minerals or sponsor such partnerships or programs.

8)

The Fund will not invest more than 5% of the value of its net assets in illiquid securities, including any private placements and Rule 144A securities. This percentage limitation will apply at all times, and not just immediately after purchase.

9)

Borrow money, except that the Fund may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own shares. Such temporary borrowings may not at any time exceed 5% of the value of the Fund's net assets. No more than 10% of the value of the Fund's net assets at any time may be pledged as collateral for such temporary borrowings.

10)	Buy or sell commodities, commodities futures contracts or commodities option contracts.
11)

Loan money, except by the purchase of debt obligations consistent with the Fund's investment objective and policies. However, the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times). The Fund currently intends to limit any such lending of portfolio securities to no more than 5% of its net assets.

12)

Issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph (9) above, and then only to the extent there mentioned.

13)	Invest more than 5% of the value of the Corporation's net assets in securities of issuers which have been in continuous operation less than three years.
14)

Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment advisor own individually more than one-half of one percent (0.50%) of the securities of such issuer and together own more than 5% of the securities of such issuer.

15)	Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.
16)	Invest more than 10% of its net assets in the securities of other investment companies, and then only as permitted under the Investment Company Act of 1940.
17)	Invest in securities restricted as to disposition under federal or state securities laws.

Temporary Investments. The Fund's manager may take a temporary defensive position when the securities markets are experiencing excessive volatility, a speculative increase in value, or when other conditions adverse to the Fund's investment strategy exist.

Under some circumstances, the Fund may best pursue its investment goal by holding a higher cash balance than it would hold during ideal market conditions. Fund managers may choose to maintain significant cash balances. Like all portfolio decisions, the decision of the Fund manager to maintain a cash balance may ultimately help or hinder the ability of the Fund to meet its investment goals.

Portfolio Turnover. Typically, the Fund focuses on making long-term investments rather than engaging in short-term trading strategies. While the Fund's portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund's average portfolio turnover will not exceed 50% annually over periods of several years.

It is the operating policy of the Fund to hold its securities at least as long as they remain undervalued, and to benefit from the lower transaction costs and more favorable tax rates available to long-term holders of equity securities. However, when circumstances warrant, securities will be sold without regard to their holding period.

Risk Factors and Special Considerations

Lending Portfolio Securities. The Fund may lend up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions. Such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned. The collateral received by the Fund will be invested in short-term debt instruments.

Securities lending allows the Fund to retain ownership of the securities loaned and at the same time earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a lending program monitored by the Fund's custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in the judgment of the Fund's management and Board, the consideration to be earned from such loans would justify the risk.

The Fund complies with the current view of the staff of the Securities and Exchange Commission that a mutual fund may engage in such loan transactions only if: (i) the Fund receives 100% collateral in the form of cash or cash equivalents (e.g., Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined daily) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Foreign Securities. The Fund may invest up to 10% of its net assets directly in foreign securities. This limitation does not apply to investments in foreign companies through U.S. dollar-denominated American Depository Receipts (ADRs). Typically, the Fund limits investments to foreign companies that comply with the disclosure requirements of the Securities and Exchange Commission ("SEC").

Stock market movements in any country where the Fund has investments will likely affect the value of the securities which the Fund owns in that country. These movements will affect the Fund's share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile that those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Lower-Rated Debt Securities. The Fund may purchase debt securities rated within the four highest grades of Moody's Investor Service, Inc. or Standard & Poor's Corporation. Debt securities in the fourth highest rating category (BBB or Baa, the lowest investment grade ratings) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Shareholder Rights. The Fund may not invest for the purpose of exercising control of management of another company. However, the Fund may exercise its rights as a stockholder in any of its portfolio companies and communicate its views on important matters of policy to management, the board of directors and other stockholders of those companies if the Fund or its Board of Directors determine that such matters could have a significant effect on the value of the Fund's investment in those companies.

From time to time, the Fund may engage in activities in conjunction with other stockholders or interested parties which may include, among others, supporting or opposing proposed changes in a company's structure; seeking changes in a company's board or management; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party attempts to acquire or control a company.

Management of the Fund

Board of Directors. The operations of the Fund are supervised by its Board of Directors, who are responsible for representing the interests of the Fund's shareholders. The duties of the Fund's Directors are established by state and federal law. In general, Directors have a duty to exercise care and prudent business judgment in their oversight of the Fund. Directors also have a duty to exercise loyalty to the Fund's shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

The Fund's Board has five members, three of whom are independent of the Fund's management ("Independent Directors"). The two remaining Directors are also directors of the Fund's investment advisor and are, therefore, considered to be "interested persons" under the Investment Company Act of 1940, Section (2)(a)(19) ("Interested Directors"). The Board annually elects the officers of the Fund to actively supervise the day-to-day operations of the Fund. The Directors serve for an indefinite period.

Information about each officer and Director of the Fund is provided in the table below:
Name, Address, and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors*
Edward P. Faberman Age: 57 1500 K Street N.W. Suite 250 Washington, D.C. 20005	Director of the Fund since 1997	Attorney with the law firm of Ungaretti & Harris since 1996.	2	None
Eskander Matta Age: 33 550 California Street, 2nd Floor San Francisco, CA 94111	Director of the Fund since 1997	Vice President of Enterprise Internet Services, Wells Fargo & Co. since 2002; Director of Strategic Consulting, Cordiant Communications Group in 2001. Director-Strategic Consulting of Organic, Inc. 1999-2001; Investment banker, Credit Suisse First Boston, 1996-1999.	2	None
Albert P. Lindemann III Age: 41 121 West Trade Street, Suite 2550 Charlotte, NC 28202	Director of the Fund since 2000	Investment analyst with Faison Enterprises, (real estate investment) since 2000; Real estate development, Trammell Crow Company, 1995-2000.	2	None
Interested Directors**
William S. Berno Age: 50 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	President and Director of the Fund since 1997	President and Managing Director of Berno Gambal & Barbee, Inc. since 1994.	2	None
Scott L. Barbee Age: 32 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	Treasurer and Director of the Fund since 1997	Treasurer and Managing Director of Berno, Gambal & Barbee Inc. since 1997.	2	The MIIX Group, Inc.
Officer of the Fund who is not also a Director
Paul Gambal Age: 44 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	Secretary of the Fund since 1997	Chairman, Secretary and Managing Director of Berno, Gambal & Barbee Inc. since 1994.	N/A	N/A

________________
*	The "Independent Directors" are those Directors that are not considered "interested persons" of the Fund, as that term is defined in the 1940 Act.
**	Mr. Berno and Mr. Barbee are each considered to be "Interested Directors" because of their affiliation with the Fund's advisor.

Committees of the Board. The Board has one standing committee, the Audit committee, which is comprised of the three Independent Directors of the Fund, Messrs. Faberman (Chairperson), Matta and Lindemann. The Audit committee meets as needed to review the Fund's financial statements; approve the selection of and consult with the Fund's independent accountants concerning the Fund's annual audit and any related accounting issues; receive the independent accountants' report on internal controls and procedures; and monitor the procedures in place for regulatory compliance. The Audit committee met once during fiscal year 2003.

Share Ownership by Directors. As of December 12, 2003, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of December 31, 2002, the Directors of the Fund owned the following dollar amounts of shares in the Fund:
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen By Director in Family of Investment Companies
Independent Directors
Edward P. Faberman	$10,001-$50,000	$10,001-$50,000
Eskander Matta	$10,001-$50,000	$10,001-$50,000
Albert P. Lindemann III	None	none
Interested Directors
William S. Berno	over $100,000	over $100,000
Scott L. Barbee	over $100,000	over $100,000

Compensation. The Fund does not pay any fees or compensation to its officers or Interested Directors, but the Independent Directors each receive a fee of $1,000 for each meeting of the Fund's Board of Directors which they attend. In addition, the Fund reimburses its Independent Directors for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings. The Fund offers no retirement plan or other benefits to its Directors.

The following table sets forth information regarding compensation of the Independent Directors by the Fund for the fiscal year ended August 31, 2003:
Independent Director	Aggregate Compensation from the Fund
Edward P. Faberman	$4,000
Eskander Matta	$4,000
Albert P. Lindemann III	$4,000

Code of Ethics. Rule 17j-1 under the Investment Company Act of 1940 is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Fund's investment activities. The Board of Directors of the Fund and the Fund's investment advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1. The Code of Ethics applies to the personal investing activities of directors, officers, and certain employees ("access persons"). Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each personal transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes. Copies of the Code of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

Proxy Voting Policy

In accordance with a proxy voting policy approved by the Fund's Board of Directors, the investment advisor to the Fund (Berno, Gambal & Barbee, Inc.) votes proxies in a manner that it believes best serves the interest of Fund investors in their capacity as shareholders of a company. BGB believes that this is consistent with U.S. Securities and Exchange Commission ("SEC") and U.S. Department of Labor guidelines, which state that an investment manager's primary responsibility as a fiduciary is to vote in the best interest of its clients. As the Fund's investment manager, BGB is primarily concerned with maximizing the value of the Fund's investment portfolio. In proxy voting, there are many potential conflicts of interest between management and shareholders. BGB seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company.

In the case of the Fund portfolio, for which BGB has been given full discretion with regard to proxies, BGB voted and will continue to vote based on the principle of maximizing shareholder value, as described above. BGB may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

Proxy Decision-Making Process. All proxies are reviewed by BGB's designated Proxy Officer. The Proxy Officer votes the proxies according to these guidelines and consults the Lead Portfolio Manager regarding issues not clearly covered by these guidelines. The Proxy Officer and the principals of BGB review these guidelines and issues not clearly covered by these guidelines and decide upon appropriate policy changes.

Conflicts of Interest. BGB is sensitive to conflicts of interest that may arise in the proxy decision making process. BGB is committed to resolving all conflicts in its clients' collective best interest. When proxy voting proposals give rise to conflicts of interest and are not addressed by this Proxy Voting Policy, the Proxy Officer will consult with BGB's Compliance Officer and principals. Material conflicts will be reviewed and resolved with outside counsel.

How to Obtain Aegis Value Fund Voting Record. Effective August 31, 2004, information regarding how BGB voted proxies relating to Aegis Value Fund's portfolio securities during the 12-month period ending June 30, 2004 will be available without charge on the Aegis Value Fund website at http://www.aegisvaluefund.com,, by calling the Fund at (800) 528-3780, and on the SEC's website at http://www.sec.gov.

Principal Holders of Shares

Principal Stockholders. As of December 12, 2003, the following persons were known to the Fund to be beneficial owners of 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage Ownership	Type of Ownership
Charles Schwab & Co. Inc.[1] 101 Montgomery Street San Francisco, CA 94104	11.68%	Record
Natl. Investor Service Corp.[2] 55 Water Street, 32nd Floor New York, NY 10041	10.82%	Record

______________
1 Charles Schwab & Co., Inc. is a New York Stock Exchange member firm and broker-dealer holding shares in "street name" for the benefit of its brokerage customers.

2 National Investor Service Corp. is the clearing subsidiary of TD Waterhouse, a New York Stock Exchange member firm and broker-dealer holding shares in "street name" for the benefit of its brokerage customers.

Investment Advisory and Other Services

Investment Advisor of the Fund. The Fund is advised by Berno, Gambal & Barbee, Inc. ("BGB") under an Investment Advisory Agreement approved by the Board of Directors and shareholders on March 11, 1998. BGB is a value-oriented investment firm founded in 1994.

Each of the principals of BGB serves as an officer and director of that firm. William S. Berno serves as President and a director of BGB, and also holds those same positions with the Fund. Scott L. Barbee serves as Treasurer and a director of BGB, and also holds those same positions with the Fund. Paul Gambal serves as Chairman, Secretary and a director of BGB, and also holds the position of Secretary of the Fund. William Berno, Paul Gambal and Scott Barbee are the principal stockholders of BGB and are therefore considered to be "controlling persons" of the Fund's investment advisor.

Advisory Services. Under the Investment Advisory Agreement, BGB determines the composition of the Fund's portfolio and supervises the investment management of the Fund. BGB also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. BGB furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and directors of the Fund who are affiliated with BGB.

The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees. As compensation for its services to the Fund under the Investment Advisory Agreement, BGB is entitled to receive an annual advisory fee of 1.20% of the Fund's average net assets.

The Fund pays BGB its advisory fee on a monthly basis, computed based on the average net assets for the preceding month. For its most recent fiscal year ended August 31, 2003, the Fund paid BGB total advisory fees of $2,200,000. For the fiscal year ended August 31, 2002, the Fund paid BGB total advisory fees of $1,396,000. For the fiscal year ended August 31, 2001, the Fund paid BGB total advisory fees of $56,367.

As a means of reducing the Fund's operating expense ratio, effective September 1, 2002 BGB entered into an expense limitation agreement with the Fund pursuant to which BGB has agreed to waive fees and/or reimburse the Fund's expenses for the Fund's current fiscal year in order to limit the Fund's total operating expense to 1.50% of the Fund's average daily net assets. The Fund has agreed to repay BGB for amounts waived or reimbursed by BGB pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's total annual operating expenses to exceed 1.50% and repayment is made within three years after the year in which BGB incurred the expense. For the fiscal year ended August 31, 2003, BGB waived fees and/or reimbursed expenses in the amount of $98,256 in accordance with the expense limitation agreement and is entitled to repayment of that amount in accordance with the terms and conditions of the agreement.

Advisory Agreement Approval. The Investment Advisory Agreement was most recently reapproved by the Board of Directors on January 24, 2003. In reapproving the Agreement, the Board of Directors requested, and BGB provided, information necessary for the Directors to evaluate the fairness of the compensation paid by the Fund. The Directors considered the following factors: the requirements of the Fund in the areas of investment supervisory and administrative services; the quality of BGB's services; the fees paid for the investment advisory services; other services provided that are not covered in the Agreement; the total expenses of the Fund; the willingness of BGB to waive a portion of its fees; the profitability of BGB; the extent to which BGB receives benefits from soft dollars and other service benefits; the capabilities and financial condition of BGB; and other information deemed relevant by the Board. Based on this review, it was the judgment of a majority of the Directors, including a majority of the Independent Directors, that re-approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

Distributor

The Fund serves as its own distributor of the Fund's shares. The Fund receives no additional compensation related to its services as distributor.

Fund Administrator and Transfer Agent

BGB Fund Services, Inc., an affiliate of BGB, serves as the Fund's transfer agent and dividend-paying agent under an agreement dated May 1, 2002. The principal business address of BGB Fund Services, Inc. is 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201.

The agreement is effective for successive annual periods, provided it is approved annually by the Fund's Board of Directors. BGB Fund Services, Inc. also provides fund accounting services, and coordinates with the Fund custodian; provides various shareholder services; and maintains such books and records of the Fund as may be required by applicable Federal or state law, rule or regulation.

Under the agreement, the Fund pays BGB Fund Services, Inc. a service fee at the annual rate of 0.25% of the Fund's average net assets. During its most recent fiscal year ended August 31, 2003, the Fund paid BGB Fund Services, Inc. total service fees of $458,333.

Custodian

The Fund uses UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 as its custodian for cash and securities. The Fund has authorized UMB Bank to deposit portfolio securities in several central depository systems, as allowed by Federal law.

Independent Public Accountants

The Fund engaged the accounting firm of PricewaterhouseCoopers LLP to perform an annual audit of the Fund's financial statements for the 2003 fiscal year. PricewaterhouseCoopers' address is 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201.

Brokerage Allocation

Portfolio Transactions. As provided in its Investment Advisory Agreement, BGB is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for portfolio securities may be effected through brokers who charge a commission for their services. For its past three fiscal years, the Fund paid total brokerage commissions of $459,880 in fiscal 2003, $630,460 in fiscal 2002, and $80,086 in fiscal 2001.

While BGB seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller company shares may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction. BGB intends to use BGB Securities, Inc., BGB's affiliated broker-dealer, for brokerage transactions where, in its judgment, BGB will be able to obtain a price and execution at least as favorable as other qualified brokers. BGB Securities, Inc. may serve as a broker for the Fund in any securities transaction; however, in order for BGB Securities, Inc. to effect any portfolio transaction for the Fund, the commissions, fees or other remuneration received by BGB Securities, Inc. must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on NASDAQ during a comparable period of time. The Fund will not deal with BGB Securities, Inc. in any transaction in which BGB Securities, Inc. acts as a principal. However, BGB Securities, Inc. may serve as broker to the Fund in transactions conducted on an agency basis.

BGB Securities, Inc. received $446,496 of brokerage commissions from the Fund in fiscal 2003, $615,460 in fiscal 2002, and $80,086 during fiscal 2001. These commissions represented 97.1% of the total commissions paid by the Fund in fiscal year 2003 and 98.5% of the aggregate dollar amount of brokerage transactions effected during fiscal year 2003.

Brokerage Selection. Allocation of transactions, including their frequency, to various brokers is determined by BGB in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, BGB may also consider the provision of supplemental research services in the selection of brokers to execute portfolio transactions.

In executing such transactions, BGB makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's financial strength and its risk in positioning a block of securities. Such considerations involve judgment and experience, and are weighed by BGB in determining the overall reasonableness of brokerage commissions paid.

Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by BGB in servicing all of its accounts, and not all of such services may be used by BGB in connection with the Fund.

The Fund's Board of Directors will review from time to time all of the Fund's portfolio transactions including information relating to the commissions charged by BGB Securities, Inc. to the Fund. The Board will also review information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which BGB Securities, Inc. effects brokerage transactions for the Fund must be reviewed and approved at least annually by a majority of the Independent Directors of the Fund.

Capital Stock and Other Securities

Common Stock. The Fund will issue new common shares at its most current net asset value. The Fund has authorized common stock of one hundred million shares, $0.001 par value per share. The Fund has registered an indefinite number of shares under Rule 24f-2 of the Investment Company Act of 1940. Each share has one vote and is freely transferable; shares participate equally in any dividend distributions. The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable. The rights of shareholders can be modified only by a "majority vote of the shareholders" as defined in section 2(a)(42) of the Investment Company Act of 1940. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Purchase, Redemption and Pricing of Shares

Purchase Orders. Shares of the Fund are offered at net asset value directly by the Fund or through various brokerage accounts. There are no sales charges (loads) or distribution fees. The Fund determines its net asset value as described in the prospectus.

The Fund reserves the right to reject any specific purchase order in its sole discretion. The Fund also reserves the right to suspend the offering of Fund shares to new or existing investors. Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund's investment policies.

Redemptions. Shares may be redeemed at net asset value, as outlined in the prospectus. The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. See the "Net Asset Value" section of the prospectus.

Pricing of Shares. The purchase and redemption price of Fund shares is based on the Fund's next determined net asset value per share. See "How to Purchase Shares" and "How to Redeem Shares" in the prospectus.

Tax Status

General. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets. The Fund must also distribute, as ordinary income dividends, at least 90% of its investment company taxable income.

Should the Fund not qualify as a "regulated investment company" under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders. Payment of income taxes by the Fund would reduce the Fund's net asset value and result in lower returns to the Fund's shareholders.

The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax. The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

The Fund is permitted to invest up to 10% of its assets in foreign securities. Some foreign countries withhold income taxes from dividend payments to investors. The Fund either cannot recoup these tax payments in some cases, or can only receive refunds of withheld taxes after a lengthy application process. It is not anticipated that tax withholdings on foreign dividends will have a material effect on the Fund's investment performance.

Calculation of Performance Data

Method of Calculation. The Fund calculates its performance on a total return basis, assuming reinvestment of all distributions by the shareholder. All performance information provided by the Fund is historical and is not intended to indicate future returns. The Fund's share price and total return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. This performance information may be expressed as "average annual return" and as "total return". Total return may apply to a particular time period's cumulative return or may also be shown as the increased dollar value of an investment over a particular time period. Total returns reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share over the period.

The Fund's average annual return is computed in accordance with a standardized method prescribed by SEC rules. The average annual return for a specific period is found by first taking a hypothetical investment of $1,000 in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or factional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by the Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of the Fund's average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

Average annual total returns (before and after taxes) and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Performance. The following table shows the Fund's total returns and after-tax returns for the period from May 15, 1998, commencement of operations, to August 31, 2003, the end of the Fund's most recent fiscal year and for the twelve months then ended.

The table compares the Fund's total returns to the record of the Russell 2000 Value Index and the Standard & Poor's 500 Composite Index (S&P 500) over the same periods. The comparison to the Russell 2000 Value Index shows how the Fund's total returns compared to the record of a broad index of small capitalization value stocks. The S&P 500 comparison shows how the Fund's total returns compared to the record of a broad index of large capitalization stocks.

The Fund has the ability to invest in securities not included in the indices, and its investment portfolio may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Fund, their returns do not include the effect of paying trading costs and the other costs and expenses of investing in a mutual fund, or of paying taxes.

Average Annual Total Returns as of August 31, 2003
	1 Year	5 Year	Life of Fund *
Aegis Value Fund
Before Taxes	23.69%	21.75%	16.00%
After Taxes on Distributions	21.90%	19.23%	11.92%
After Taxes on Distributions and Sale of Fund Shares	15.10%	17.81%	10.61%
Russell 2000 Value Index**	23.68%	12.32%	5.86%
S&P 500 Index**	12.07%	2.48%	-0.39%

* the Fund commenced operation on May 15, 1998
** the index reflects no deduction for fees, expenses, or taxes

Financial Statements. The Aegis Value Fund, Inc. completed its latest fiscal year of operation on August 31, 2003. Financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent auditors, included in the Annual Report to Shareholders of the Fund for the fiscal year ended August 31, 2003 are incorporated herein by reference. To obtain a copy of the Fund prospectus or the Annual Report to Shareholders, please call (800) 528-3780.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)	Articles of Incorporation dated, October 21, 1997. [1]
(b)	By-Laws[1]
(c)	Not applicable
(d)	Investment Advisory Agreement between Aegis Value Fund, Inc. and Berno, Gambal & Barbee, Inc. [1]
(e)	Not applicable.
(f)	Not Applicable
(g)	Custodian Agreement between Aegis Value Fund, Inc. and UMB Bank, N.A.[2]
(h)(1)	Fund Services Agreement between Aegis Value Fund, Inc. and BGB Fund Services, Inc.[3]
(h)(2)	Expense Limitation Agreement with Berno, Gambal & Barbee, Inc. (filed herewith)
(i)	Legal Opinion.[1]
(j)	Consent of Independent Accountants (filed herewith)
(k)	Not Applicable
(l)	Initial Capital Agreements[1]
(m)	Not Applicable
(n)	Not Applicable
(p)	Codes of Ethics for Registrant and Adviser[2]

_________________

1Incorporated by reference to Post-effective Amendment No. 1 filed with the Securities and Exchange Commission on June 29, 1998.
2Incorporated by reference to Post-effective Amendment No. 6 filed with the Securities and Exchange Commission on January 30, 2002.
3Incorporated by reference to Post-effective Amendment No. 7 filed with the Securities and Exchange Commission on December 19, 2002.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
No person is directly or indirectly controlled by, or under common control with, the Registrant.
ITEM 25.	INDEMNIFICATION

The By-Laws of the Corporation provide that the Corporation has the power to indemnify any director, officer or affiliated person of the Corporation against any expenses, fines or judgments in connection with any legal action, suit or proceeding arising from their good faith actions taken on behalf of the Corporation as part of their duties and had no reason to believe their behavior was unlawful.

The By-Laws of the Corporation deny indemnification to any officer or director "by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved" in the conduct of their office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND THEIR OFFICERS AND DIRECTORS

William S. Berno, Paul Gambal and Scott L. Barbee have been officers and directors of the Investment Advisor. There have been no other connections of a substantial nature in which the officers or directors of the Investment Advisor have been involved during the last two years.

ITEM 27.	PRINCIPAL UNDERWRITER
The Corporation is the sole underwriter of its shares. No commissions are charged by the Corporation, or are paid to another party.
ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Corporation located at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201.

ITEM 29.	MANAGEMENT SERVICES
Except as has been disclosed in Part A and B of this form, the Corporation has no management-related service contracts.
ITEM 30.	UNDERTAKINGS.
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington in the Commonwealth of Virginia on the 31st day of December, 2003.

AEGIS VALUE FUND, INC.
By:	/s/ William S. Berno William S. Berno President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ William S. Berno William S. Berno	President, Director (Principal Executive Officer)	December 31, 2003

/s/ Scott L. Barbee Scott L. Barbee	Treasurer, Director (Principal Financial Officer)	December 31, 2003

/s/ Edward P. Faberman Edward P. Faberman*	Director	December 31, 2003

/s/ Eskander Matta Eskander Matta*	Director	December 31, 2003

/s/ Albert P. Lindemann III Albert P. Lindemann III*	Director	December 31, 2003

*By /s/ William S. Berno William S. Berno Attorney-in-Fact

* Pursuant to powers of attorney filed with Post-Effective Amendment No. 6 filed on January 30, 2002.

Exhibit List
(h)(2)	Expense Limitation Agreement with Berno, Gambal & Barbee
(j)	Consent of Independent Accountants